Fees Summary	Feb. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 311,824,026.3
Previously Paid Amount	0
Total Fee Amount	43,062.9
Total Offset Amount	0
Net Fee	$ 43,062.9